UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2008

ENCYSIVE PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20117 (Commission File Number)	13-3532643 (IRS employer identification no.)
4848 Loop Central Drive, Suite 700
Houston, TX 77081
(713) 796-8822
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On February 20, 2008, Encysive Pharmaceuticals Inc., a Delaware corporation (“Encysive”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Pfizer”), and Explorer Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Pfizer (“Merger Sub”). Pursuant to the Merger Agreement, and subject to its terms and conditions, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.005 per share, of Encysive (“Encysive Common Stock”). In the Offer, each Encysive stockholder will receive for each share of Encysive Common Stock validly tendered and not withdrawn, $2.35 in cash (the “Offer Price”), upon the terms and subject to the conditions set forth in the Merger Agreement.
     The Merger Agreement provides that the Offer will commence within 10 business days after the date of the Merger Agreement, and will remain open for at least 20 business days. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Encysive (the “Merger”) and Encysive will become a wholly-owned subsidiary of Pfizer. At the effective time of the Merger, each issued and outstanding share of Encysive Common Stock (other than shares of Encysive Common Stock owned by Encysive, Pfizer or Merger Sub, or held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law) will be automatically converted into the right to receive the Offer Price, without interest, as set forth above.
     The Merger Agreement includes customary representations, warranties and covenants of Encysive, Pfizer and Merger Sub. Encysive has agreed to operate its business in the ordinary course until the Merger is consummated. Encysive has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Encysive and to certain other restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both Encysive and Pfizer and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Encysive may be required to pay to Pfizer a termination fee of $7,700,000.
     Merger Sub’s obligation to accept and pay for shares of Encysive Common Stock tendered in the Offer is subject to customary conditions, including, among other things: (i) more than 50% of the outstanding shares of Encysive Common Stock (assuming for purposes of calculating the number of outstanding shares the conversion of Encysive’s warrants and in-the-money stock options) shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn (the “Minimum Condition”) and (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and applicable foreign competition and antitrust laws.
     Subject to the terms of the Merger Agreement, Encysive has granted Merger Sub an option to purchase that number of newly-issued shares of Encysive Common Stock that is equal to one share more than the amount needed to give Merger Sub ownership of 90% of the outstanding Encysive Common Stock (the “Top-Up Option”). The Top-Up Option is exercisable only if, among other things, the Minimum Condition is satisfied. Merger Sub will pay Encysive the Offer Price for each share acquired upon exercise of the Top-Up Option. If Pfizer acquires more than 90% of the outstanding shares of Encysive Common Stock, it will complete the Merger through the “short form” procedures available under Delaware law.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.
     The Merger Agreement has been attached as an exhibit hereto to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Encysive, Pfizer or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Encysive or Pfizer or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged.
     Encysive has also entered into an amendment to its Rights Agreement, dated as of February 21, 2008 (the “Rights Agreement”), between Encysive and The Bank of New York, to ensure that the provisions of the Rights Agreement shall be inapplicable to the Merger, the Offer, the Merger Agreement and the transactions contemplated thereby. The foregoing summary of the amendment to the Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment to the Rights Agreement attached as Exhibit 4.1 hereto and incorporated herein by reference.

Additional Information
     This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of Encysive Common Stock. Merger Sub has not commenced the Offer for shares of Encysive stock described in this communication.
     Upon commencement of the Offer, Merger Sub will file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. Following commencement of the Offer, Encysive will file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9. Stockholders should read the offer to purchase and solicitation/recommendation statement and the tender offer statement on Schedule TO and related exhibits when such documents are filed and become available, as they will contain important information about the Offer. A free copy of the tender offer statement and the solicitation/recommendation statement will be made available to all stockholders of Encysive at www.encysive.com or by contacting Encysive at 4848 Loop Central Drive, Houston, TX 77081, 713-796-8822. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov.
Safe Harbor for Forward-Looking Statements
     Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that Encysive expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the Offer will not close because of a failure to satisfy one or more of the closing conditions and that Encysive’s business will have been adversely impacted during the pendency of the Offer. Additional information on these and other risks, uncertainties and factors is included in Encysive’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 3.03.	Material Modification to Rights of Security Holders.
     Please see the disclosure regarding the amendment to the Rights Agreement set forth under “Item 1.01 — Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by reference.

Item 8.01.	Other Events.
     On February 20, 2008, Encysive and Pfizer issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release was furnished on Schedule 14D-9, dated February 20, 2008. A copy of the press release is also attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

2.1	Agreement and Plan of Merger, dated February 20, 2008, by and among Pfizer Inc., Explorer Acquisition Corp. and Encysive Pharmaceuticals Inc.

4.1	First Amendment dated February 21, 2008 to the Rights Agreement, dated as of January 2, 2002, between Encysive Pharmaceuticals Inc. and The Bank of New York

99.1	Press Release, issued February 20, 2008, relating to the execution of the Merger Agreement by Encysive Pharmaceuticals Inc., Pfizer, and Explorer Acquisition Corp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
	By:	/s/ Paul S. Manierre
Date: February 22, 2008		Name:	Paul S. Manierre
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated February 20, 2008, by and among Pfizer, Explorer Acquisition Corp. and Encysive Pharmaceuticals Inc.

4.1	First Amendment dated February 21, 2008 to the Rights Agreement, dated as of January 2, 2002, between Encysive Pharmaceuticals Inc. and The Bank of New York

99.1	Joint Press Release, issued February 20, 2008, relating to the execution of the Merger Agreement by Encysive Pharmaceuticals Inc., Pfizer, and Explorer Acquisition Corp.

*	Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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